ROBOCOM SYSTEMS INTERNATIONAL INC.                                 EXHIBIT 10.18

September 19, 2000

Robocom Systems International Inc.
511 Ocean Avenue
Massapequa, New York 11758

Attention: C. Kenneth Morrelly
           President & Chief Executive Officer

Gentlemen/Ladies:

      I, Lawrence B. Klein, hereby confirm that I hold, subject to the terms and conditions set forth in this letter, available to Robocom Systems International Inc. (the "Company"), a $50,000 unsecured line of credit.

      Each advance under this line of credit shall be evidenced by, shall be payable as provided in, and shall bear interest at the rate specified in, a promissory note of the Company in the form included with this letter.

      This line of credit shall be held available until September 19, 2001.

                                        Very truly yours,


                                        By: /s/ Lawrence B. Klein
                                           -------------------------------------
                                           Name: Lawrence B. Klein